UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

February 17, 2005

Exact name of registrant as specified in its charter; Commission File No.:	Address of principal executive offices; zip code; registrant’s telephone number, including area code:	State or other jurisdiction of incorporation or organization; IRS Employer Identification No.:
Duquesne Light Holdings, Inc. 1-10290	411 Seventh Avenue Pittsburgh, PA 15219 412-393-6000	Pennsylvania 25-1598483

Duquesne Light Company 1-956	411 Seventh Avenue Pittsburgh, PA 15219 412-393-6000	Pennsylvania 25-0451600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On February 17, 2005, the Board of Directors of Duquesne Light Holdings, Inc. approved the following salary levels for the executive officers named below:

Name	Title	Salary
Morgan K. O’Brien	President and Chief Executive Officer	$480,000

Joseph G. Belechak	Senior Vice President and Chief Operations Officer	$273,380

Maureen L. Hogel	Senior Vice President and Chief Legal & Administrative Officer	$267,097

Stevan R. Schott	Senior Vice President and Chief Financial Officer	$242,260

James E. Wilson	Senior Vice President and Chief Strategic Officer	$192,000

William F. Fields	Vice President and Treasurer	$182,160

All the above individuals are executive officers of both Duquesne Light Holdings, Inc. and Duquesne Light Company, except for Mr. Wilson, who is an executive officer of Duquesne Light Holdings, Inc. only.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Duquesne Light Holdings, Inc.
(Registrant)

Date February 22, 2005	/s/ Stevan R. Schott
(Signature)
Stevan R. Schott Senior Vice President and Chief Financial Officer

Duquesne Light Company
(Registrant)

Date February 22, 2005	/s/ Stevan R. Schott
(Signature)
Stevan R. Schott Senior Vice President and Chief Financial Officer